KINETICS MUTUAL FUNDS, INC.
Kinetics Spin-off and Corporate Restructuring Fund
Advisor Class A (LSHAX)
Advisor Class C (LSHCX)
Institutional Class (LSHUX)
No Load Class (LSHEX)

Supplement dated December 13, 2023
to the Statement of Additional Information dated April 30, 2023

The following disclosure is added to page 32 of the Statement of Additional Information:
Cayman Subsidiary

The Fund may invest indirectly in bitcoins primarily through a Delaware statutory trust, which issues shares that are registered with the Securities and Exchange Commission under the Securities Act of 1933 (“Bitcoin Investment Trust”). Bitcoins are a digital commodity that is not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Bitcoin Investment Trust invests principally in bitcoins.

The Fund recently contributed all or a portion of its holdings in the Bitcoin Investment Trust to a wholly-owned and controlled subsidiary of the Fund organized the laws of the Cayman Islands (the “Subsidiary”). The Fund will realize capital gain on the transfer to the extent the value of the transferred Bitcoin Investment Trust interest at the time of transfer exceeds its tax basis in the hands of the Fund.

In the future, the Fund may seek to gain additional exposure to the Bitcoin Investment Trust and other similar investments that may not produce qualifying income for the Fund under the Internal Revenue Code, including, potentially, other pooled investment vehicles that provide exposure to digital commodities, by investing up to 25% of the value of its total assets at the time of investment in its Subsidiary.

Generally, the Subsidiary invests primarily in the Bitcoin Investment Trust, but also may, potentially, invest in other pooled investment vehicles that provide exposure to digital commodities. The Fund will invest in its Subsidiary within the limitations of the federal tax law, rules and regulations that apply to “regulated investment companies” under Subchapter M (“RICs”). Unlike the Fund, the Subsidiary may invest without limitation in the Bitcoin Investment Trust and other pooled investment vehicles that provide exposure to digital commodities.  However, the Fund and its Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of the Subsidiary. The Subsidiary also complies with Section 17 of the Investment Company Act of 1940 (the “1940 Act”) relating to affiliated transactions and custody. Unlike the Fund, the Subsidiary does not, and will not, seek to qualify as a RIC. The Fund is the sole shareholder of its Subsidiary and does not expect shares of its Subsidiary to be offered or sold to other investors.

The Fund will make investments through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). By investing in its Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by a Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this SAI.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this SAI, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly-owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in its Subsidiary, and the Fund’s role as sole shareholder of its Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in the Fund’s Prospectus and SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Cryptocurrency Investments

Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Bitcoin cash or BCH, an alternative software implementation of bitcoin, is very similar to bitcoin, but operates on a separate blockchain and has the ability to process transactions more quickly than the bitcoin network. The Fund may invest indirectly in bitcoin cash through a Delaware statutory trust, Grayscale Bitcoin Cash Trust (BCH). Grayscale Bitcoin Cash Trust (BCH) offers shares on a periodic basis through private placements pursuant to the exemption from registration provided by Rule 506(c) under Regulation D of the Securities Act.

In addition to the general risks of investing in other investment vehicles, the value of the Fund’s indirect investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which can be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin cash could drop precipitously (including to zero) for a variety of reasons including but not limited to regulatory changes, a crisis of confidence in the bitcoin cash network or a change in user preference to competing cryptocurrencies. The Fund’s exposure to cryptocurrency can result in substantial losses to the Fund.

Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction.

Cryptocurrencies trade on exchanges, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These exchanges can cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. Cryptocurrency exchanges may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.

Factors affecting the further development of cryptocurrency include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage or and or value of, other cryptocurrencies.

In particular, regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Fund’s indirect investments in cryptocurrency. As digital assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the Securities and Exchange Commission, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact the value of the Fund’s investment. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

The Fund’s exposure to cryptocurrency may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce non-qualifying income. Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Fund’s indirect investment in cryptocurrency and the ability to exchange a cryptocurrency or utilize it for payments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE